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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2003

                                 US UNWIRED INC.

             (Exact name of registrant as specified in its charter)

          Louisiana                      000-22003               72-1457316
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



          901 Lakeshore Drive
        Lake Charles, Louisiana                                      70601
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(Address of principal executive offices)                           (Zip Code)



                                 (337) 436-9000
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              (Registrant's telephone number, including area code)


                                 Not applicable.
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     Exhibit No.       Description
     -----------       -----------

     99.1              Transcript of Conference Call of US Unwired Inc. held on
                       April 1, 2003

Item 9. Regulation FD Disclosure (provided under Item 12)

     On April 1, 2003, the Registrant held a conference call to discuss its fourth quarter and year-end 2002 earnings. The transcript of the conference call is furnished herewith as exhibit 99.1 and is incorporated herein by reference. The information in the transcript is not to be considered "filed" for purposes of the Securities Exchange Act of 1934.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  US UNWIRED INC.
                                  (Registrant)

Date:  April 4, 2003           By:  /s/ Jerry E. Vaughn
                                    -----------------------------------------
                                    Jerry E. Vaughn
                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------
99.1             Transcript of Conference Call of US Unwired Inc. held on
                 April 1, 2003